SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
January 20, 2004

HANCOCK HOLDING COMPANY

(Exact name of registrant as specified in its charter)

      Mississippi                 0-13089                  64-0169065
-------------------------    --------------------     -----------------------------
     (State or other            (Commission File         (I.R.S. Employer
     jurisdiction of               Number)                 Identification Number)
     incorporation)

                           One Hancock Plaza, 2510 14th Street,
                               Gulfport, Mississippi                 39501
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              (Address of principal executive offices)              (Zip code)

                                  (228) 868-4000
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                        (Registrant's telephone number, including area code)

INFORMATION TO BE INCLUDED IN THE REPORT

Item 4.  Changes in Registrant's Certifying Accountant

         As of January 20, 2004, the Board of Directors has appointed  KPMG LLP, a firm of independent certified  public  accountants,  as auditors
for the fiscal year ending December 31, 2004, and until their successors are selected.  The Audit Committee of the Company's Board of Directors approved the decision to change auditors.

         The Company has been advised that neither the firm nor any of its partners has any direct or any material indirect financial interest in the securities of the Company or any of its subsidiaries, except as auditors and consultants on accounting procedures and tax matters.  Additionally, during the two fiscal years ended December 31, 2003 and 2002, there were no consultations between the Company and KPMG LLP regarding application of an accounting principle, the type of audit opinion that might be issued on the Company's financial statements, or on any other matter.

         Although not required to do so, the Board of Directors  has chosen to submit its  appointment  of KPMG LLP
for  ratification  by the  Company's  shareholders.  This matter is being submitted to the Company's shareholders
for ratification during the Company's annual meeting to be held on February 26,
2004 as more fully described
in the Company's proxy statement to be filed with the Commission.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 26, 2004
                                     HANCOCK HOLDING COMPANY
                                     (Registrant)

                                     By:   /s/ Paul D. Guichet
                                        --------------------------------
                                           Paul D. Guichet
                                           Vice President
                                           Investor Relations